UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2005

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 25, 2004, Susquehanna Bancshares, Inc. (“Susquehanna”) entered into new employment agreements with William J. Reuter (Chairman, President and Chief Executive Officer of Susquehanna), Drew K. Hostetter (Executive Vice President, Chief Financial Officer and Treasurer of Susquehanna), Gregory A. Duncan (Executive Vice President and Chief Operating Officer of Susquehanna) and James G. Pierne (Senior Vice President and Group Executive of Susquehanna). In the cases of Messrs. Reuter, Hostetter and Duncan, these new agreements replace earlier employment agreements. The material provisions of these agreements are as follows:

Mr. Reuter. Mr. Reuter’s employment agreement will terminate, unless renewed, in December 2007. The agreement provides for a base salary in 2005 of $600,000, and provides that the base salary may be increased, but not decreased, on an annual basis in connection with the annual review of Mr. Reuter’s performance. The agreement also provides benefits comparable to those generally provided to other salaried employees of Susquehanna, including group term life insurance, major medical and health insurance, disability insurance coverage and accidental death and dismemberment benefits. In addition, under the agreement, Mr. Reuter is also eligible to participate in Susquehanna’s Key Executive Incentive Plan. The agreement may be terminated by Mr. Reuter on ninety days notice to Susquehanna. Susquehanna may terminate the agreement immediately for cause.

Mr. Reuter’s employment agreement also provides certain relief in the event Mr. Reuter is permanently disabled, terminated by Susquehanna without cause or has an adverse change in his circumstances (as defined in the agreement). If Mr. Reuter becomes permanently disabled, he is entitled to receive for a period of no less than six months his salary and all benefits under the agreement. If Mr. Reuter’s employment is terminated by Susquehanna without cause, or by Mr. Reuter, if there occurs an adverse change in his circumstances (other than following a change of control), then Mr. Reuter will be entitled to receive bi-weekly payments in the amount of his average annual compensation over the past three years, plus pension benefits, group health and life insurance and certain other benefits for the remaining term of the employment agreement. If Mr. Reuter elects to terminate employment following an adverse change in his circumstances after a change of control (as defined in the agreement), then Mr. Reuter will be entitled to receive the benefits described in the preceding sentence for a five year period following the change of control.

A copy of Mr. Reuter’s Employment Agreement is attached to this filing on Form 8-K as Exhibit 10.1.

Messrs. Duncan and Hostetter. Each of Messrs. Duncan’s and Hostetter’s agreements provides that it will terminate, unless renewed, in December 2007. The agreements provide for a base salary in 2005 of $336,000 for Mr. Duncan and $333,920 for Mr. Hostetter, and provide that the base salary may be increased, but not decreased, on an annual basis in connection with the annual review of the officer’s performance. The agreements also provide benefits comparable to those generally provided to other salaried employees of Susquehanna, including group term life insurance, major medical and health insurance, disability insurance coverage and accidental death and dismemberment benefits. In addition, under the agreements, the officers are also eligible to participate in Susquehanna’s Key Executive Incentive Plan. The agreements may be terminated by Mr. Duncan or Mr. Hostetter on ninety days notice to Susquehanna. Susquehanna may terminate each agreement immediately for cause.

The Duncan and Hostetter employment agreements also provide certain relief in the event the officer is permanently disabled, terminated by Susquehanna without cause or has an adverse change in his circumstances (as defined in the agreement). If the officer becomes permanently disabled, he is entitled to receive for a period of no less than six months his salary and all benefits under the agreement. If the officer’s employment is terminated by Susquehanna without cause, or by the officer, if there occurs an adverse change in his circumstances (other than following a change of control), then he will be entitled to receive bi-weekly payments in the amount of his average annual compensation over the past three years, plus pension benefits, group health and life insurance and certain other benefits for the remaining term of the employment agreement. If the officer elects to terminate employment following an adverse change in his circumstances after a change of control (as defined in the agreement), then he will be entitled to receive the benefits described in the preceding sentence for a three year period following the change of control.

Copies of Mr. Duncan’s and Mr. Hostetter’s Employment Agreements are attached to this filing on Form 8-K as Exhibits 10.2 and 10.3, respectively.

Mr. Pierne. Susquehanna and Farmers & Merchants Bank and Trust have entered into an employment agreement with Mr. Pierne which will terminate, unless renewed, in December 2006. The agreement provides for a base salary in 2005 of $201,484, and provides that the base salary may be increased, but not decreased, on an annual basis in connection with the annual review of Mr. Pierne’s performance. The agreement also provides benefits comparable to those generally provided to other salaried employees of Susquehanna, including group term life insurance, major medical and health insurance, disability insurance coverage and accidental death and dismemberment benefits. The agreement may be terminated by Mr. Pierne on two month’s notice to Susquehanna. Susquehanna may terminate the agreement immediately for cause.

Mr. Pierne’s employment agreement also provides certain relief in the event Mr. Pierne is permanently disabled, terminated by Susquehanna without cause or has an adverse change in his circumstances (as defined in the agreement). If Mr. Pierne becomes permanently disabled, he is entitled to receive for a period of no less than six months his salary and all benefits under the agreement. If Mr. Pierne’s employment is terminated by Susquehanna without cause, or by Mr. Pierne, if there occurs an adverse change in his circumstances within twelve months of the date of the agreement or within twelve months following a change of control (as defined in the agreement), then Mr. Pierne will be entitled to receive a lump sum payment in an amount equal to the greater of his then current monthly salary rate or the rate in effect prior to any reduction which led to his termination, times the greater the number of months otherwise remaining under the agreement or twelve months, plus certain other benefits provided for in the agreement, including COBRA, life insurance and payments under pension plans to the extent of Mr. Pierne’s participation.

A copy of Mr. Pierne’s Employment Agreement is attached to this filing on Form 8-K as Exhibit 10.4.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Exhibit
10.1	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and William J. Reuter.

10.2	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and Gregory A. Duncan.

10.3	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and Drew K. Hostetter.

10.4	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and James G. Pierne.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ DREW K. HOSTETTER
Drew K. Hostetter
Executive Vice President & CFO

Dated: March 29, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and William J. Reuter.

10.2	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and Gregory A. Duncan.

10.3	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and Drew K. Hostetter.

10.4	Employment Agreement, dated March 25, 2005, between Susquehanna Bancshares, Inc. and James G. Pierne.